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Exhibit 10.40

OPTIUM CORPORATION

Notice of Grant of Stock Option

        David C. Renner (the "Grantee") has been granted an option (the "Option") to purchase certain shares of Optium Corporation (the "Company") non-voting common stock (the "Stock") pursuant to the Optium, Inc. Stock Incentive Plan (the "Plan"), as follows:

Grant Date:	April 14, 2006
Number of Option Shares:	1,100,000
Exercise Price (per share):	$0.77
Expiration Date:	April 13, 2016
Tax Status of Option:	Non-Qualified Option

 Vested Shares:    Except as provided in Stock Option Agreement, and provided that the Grantee's Service Relationship has not terminated prior to any applicable date set forth below, the Shares will vest 25% on April 1, 2007 and 2.08% monthly thereafter with the final vesting occurring on April 1, 2010. Fractional shares are not exercisable until fractional shares equal a whole share.

        Vesting Acceleration of 25% of original grant (or 100% of remaining unvested portion if less) if either the following occur (i) termination of the Grantee by the Company (or its successor) without Cause (as defined in the Plan or any superceding employment agreement) or (ii) Constructive Termination (as defined in the Plan or any superceding employment agreement) with one year of a Change in Control (as defined in the Plan or any superceding employment agreement)

        This option shall be a reverse vesting option (i.e., the Grantee may exercise the entire grant at anytime and the exercise of the unvested portion shall result in the issuance of unvested restricted stock subject to vesting and repurchase by the Company, pursuant to an agreement with terms determined by the Company in its sole discretion to reflect the vesting provisions of this Option.

        By their signatures below, the Company and the Grantee agree that the Option is governed by this Notice and by the provisions of the Plan and the Option Agreement, both of which are attached to and made a part of this document. The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, represents that the Grantee has read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions. This Notice may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

OPTIUM, INC.

By:	/s/ EITAN GERTEL		By:	/s/ DAVID C. RENNER
	Name:	Eitan Gertel		David C. Renner
	Title:	President & CEO
	Address:	500 Horizon Drive Suite #505 Chalfont, PA 18914		Address:

ATTACHMENTS:    Optium Corporation Stock Incentive Plan, as amended through the Grant Date, and the Option Agreement.

OPTIUM CORPORATION

Notice of Grant of Stock Option

        David C. Renner (the "Grantee") has been granted an option (the "Option") to purchase certain shares of Optium Corporation (the "Company") non-voting common stock (the "Stock") pursuant to the Optium, Inc. Stock Incentive Plan (the "Plan"), as follows:

Grant Date:	4/5/2005
Number of Option Shares:	300,000
Exercise Price (per share):	$0.08
Expiration Date:	4/5/2015
Tax Status of Option:	Incentive Stock Option

 Vested Shares:    Except as provided in Stock Option Agreement, and provided that the Grantee's Service Relationship has not terminated prior to any applicable date set forth below, the Shares will vest 25% on 4/1/2006 and 2.08% monthly thereafter with the final vesting occurring on 4/1/2009. Fractional shares are not exercisable until fractional shares equal a whole share.

        By their signatures below, the Company and the Grantee agree that the Option is governed by this Notice and by the provisions of the Plan and the Option Agreement, both of which are attached to and made a part of this document. The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, represents that the Grantee has read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions. This Notice may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

OPTIUM, INC.

By:	/s/ EITAN GERTEL		By:	/s/ DAVID C. RENNER
	Name:	Eitan Gertel		David C. Renner
	Title:	President & CEO
	Address:	500 Horizon Drive Suite #505 Chalfont, PA 18914		Address:

ATTACHMENTS: Optium Corporation Stock Incentive Plan, as amended through the Grant Date, and the Option Agreement.

OPTIUM CORPORATION

Notice of Grant of Stock Option

        David Renner (the "Grantee") has been granted an option (the "Option") to purchase certain shares of Optium Corporation (the "Company") non-voting common stock (the "Stock") pursuant to the Optium, Inc. Stock Incentive Plan (the "Plan"), as follows:

Grant Date:	March 1, 2004
Number of Option Shares:	200,000
Exercise Price (per share):	$0.07
Expiration Date:	February 28, 2014
Tax Status of Option:	Incentive Stock Option

 Vested Shares:    Except as provided in Stock Option Agreement, and provided that the Grantee's Service Relationship has not terminated prior to any applicable date set forth below, the Shares will vest 25% on March 1, 2005 and 2.08% monthly thereafter with the final vesting occurring on February 1, 2008. Fractional shares are not exercisable until fractional shares equal a whole share.

        By their signatures below, the Company and the Grantee agree that the Option is governed by this Notice and by the provisions of the Plan and the Option Agreement, both of which are attached to and made a part of this document. The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, represents that the Grantee has read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions. This Notice may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

OPTIUM, INC.

By:	/s/ EITAN GERTEL		By:	/s/ DAVID RENNER
	Name:	Eitan Gertel		David Renner
	Title:	President
	Address:	500 Horizon Drive		Address:
Suite #505 Chalfont, PA 18914

ATTACHMENTS: Optium Corporation Stock Incentive Plan, as amended through the Grant Date, and the Option Agreement.

OPTIUM CORPORATION

Notice of Grant of Stock Option

        Dave Renner (the "Grantee") has been granted an option (the "Option") to purchase certain shares of Optium Corporation (the "Company") non-voting common stock (the "Stock") pursuant to the Optium, Inc. Stock Incentive Plan (the "Plan"), as follows:

Grant Date:	May 1, 2003
Number of Option Shares:	275,000 shares of Stock
Exercise Price (per share):	$0.04
Expiration Date:	May 1, 2013
Tax Status of Option:	Incentive Stock Option

 Vested Shares:    Except as provided in Stock Option Agreement, and provided that the Grantee's Service Relationship has not terminated prior to any applicable date set forth below, the number of Vested Shares as of each date set forth below shall be:

Vesting Date	Vested Shares
February 1, 2004	68,750
Plus:
March 1, 2004 and each full month thereafter until January 1, 2007	5,729
February 1, 2007	5,735

        By their signatures below, the Company and the Grantee agree that the Option is governed by this Notice and by the provisions of the Plan and the Option Agreement, both of which are attached to and made a part of this document. The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, represents that the Grantee has read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions. This Notice may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

OPTIUM, INC.

By:	/s/ PAUL SUCHOSKI		By:	/s/ DAVE RENNER
	Name:	Paul Suchoski		Dave Renner
	Title:	CEO
	Address:	2721 Discovery Drive Suite #500 Orlando, FL 32826		Address:

        ATTACHMENTS: Optium Corporation Stock Incentive Plan, as amended through the Grant Date, and the Option Agreement.

OPTIUM CORPORATION

Notice of Grant of Stock Option

        Dave Renner (the "Grantee") has been granted an option (the "Option") to purchase certain shares of Optium Corporation (the "Company") non-voting common stock (the "Stock") pursuant to the Optium Corporation Stock Incentive Plan (the "Plan"), as follows:

Grant Date:	May 1, 2003
Number of Option Shares:	150,000 shares of Stock
Exercise Price (per share):	$0.04
Expiration Date:	May 1, 2013
Tax Status of Option:	Incentive Stock Option

 Vested Shares:    Except as provided in Stock Option Agreement, and provided that the Grantee's Service Relationship has not terminated prior to any applicable date set forth below, the number of Vested Shares as of each date set forth below shall be:

Vesting Date	Vested Shares
May 1, 2003	50,000
Plus:
June 1, 2003 and each full month thereafter until December 1, 2005	3,125
January 1, 2006	3,125

  Additional Vesting Provisions:

  This Option shall be a reverse vesting option (i.e., the Grantee may exercise the entire grant at anytime and the exercise of any unvested portion shall result in the issuance of unvested restricted stock subject to vesting and repurchase by the Company, pursuant to an agreement with terms determined by the Company in its sole discretion, to reflect the vesting provisions of this Option).

        By their signatures below, the Company and the Grantee agree that the Option is governed by this Notice and by the provisions of the Plan and the Option Agreement, both of which are attached to and made a part of this document. The Grantee acknowledges receipt of a copy of the Plan and the Option Agreement, represents that the Grantee has read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions. This Notice may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

OPTIUM CORPORATION

By:	/s/ PAUL SUCHOSKI		By:	/s/ DAVE RENNER
	Name:	Paul Suchoski		Dave Renner
	Title:	CEO
	Address:	2721 Discovery Drive Suite #500 Orlando, FL 32826		Address:

ATTACHMENTS:    Optium Corporation Stock Incentive Plan, as amended through the Grant Date, and the Option Agreement.

Optium Corporation

Notice of Grant of Stock Option

        Dave Renner (the "Grantee") has been granted an option (the "Option") to purchase certain shares of Optium Corporation (the "Company") non-voting common stock (the "Stock") pursuant to the Optium, Inc. Stock Incentive Plan (the "Plan"), as follows:

Grant Date:	July 18, 2002
Number of Option Shares:	75,000 shares of Stock
Exercise Price (per share):	$0.22
Expiration Date:	July 18, 2012
Tax Status of Option:	Incentive Stock Option

 Vested Shares:    Except as provided in Stock Option Agreement, and provided that the Grantee's Service Relationship has not terminated prior to any applicable date set forth below, the number of Vested Shares as of each date set forth below shall be:

Vesting Date	Vested Shares
May 23, 2003	18,750
Plus:
June 23, 2003 and each full month thereafter until April 23, 2006	1,562
May 23, 2006	1,580

        By their signatures below, the Company and the Grantee agree that the Option is governed by this Notice and by the provisions of the Plan and the Option Agreement, both of which are attached to and made a part of this document. The Grantee acknowleges receipt of a copy of the Plan and the Option Agreement, represents that the Grantee has read and is familiar with their provisions, and hereby accepts the Option subject to all of their terms and conditions. This Notice may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same document.

OPTIUM CORPORATION

By:	/s/ PAUL SUCHOSKI		By:	/s/ DAVE RENNER
	Name:	Paul Suchoski		Dave Renner
	Title:	CEO
	Address:	2721 Discovery Drive Suite #500 Orlando, FL 32826		Address:

ATTACHMENTS:    Optium Corporation Stock Incentive Plan, as amended through the Grant Date, and the Option Agreement.

Additional Agreement

        All Option grants dated on or prior to April 14, 2006 held by Grantee are subject to reverse vesting (i.e., the Grantee may exercise the entire grant at any time and the exercise of the unvested portion shall result in the issuance of unvested restricted stock subject to vesting and repurchase by the Company pursuant to an agreement with terms determined by the Company in its sole discretion to reflect the vesting provisions of the applicable Option).

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  Exhibit 10.40